UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

December 3, 2010

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)(3) – Compensatory Arrangements of Certain Officers

(A) Employment Agreement with President and Chief Executive Officer of Heritage Financial Corporation and Heritage Bank

On December 3, 2010 (the “Effective Date”), Heritage Financial Corporation (the “Company”) and its financial institution subsidiary, Heritage Bank, entered into an employment agreement with Brian L. Vance, to continue as President and Chief Executive Officer of the Company and Heritage Bank. The material terms of this agreement are summarized below and a copy of the agreement is furnished as Exhibit 10.1 hereto and is incorporated herein by reference.

The initial term of the agreement is from the Effective Date until March 31, 2012. Thereafter, the agreement provides for a three-year term commencing on April 1, 2012. On each April 1 beginning on April 1, 2013, the term of the agreement will be extended for an additional year. The extension of any term of the agreement is subject to the following conditions: First, neither Mr. Vance nor the Company or Heritage Bank, has given notice to the other in writing at least 90 days prior to April 1 of each year, beginning on April 1, 2012, that the agreement shall not be extended further. Second, prior to the end of the then-current term, the Board of Directors of the Company or Heritage Bank, or an authorized committee of such Board of Directors, has explicitly reviewed and approved the extension.

Mr. Vance may, but is not required to, be appointed as a Director of the Company or Heritage Bank. If he is so appointed, and subsequently is no longer an officer of the Company or Heritage Bank, as the case may be, then he shall resign as a Director of the Company or Heritage Bank, as the case may be.

Under the employment agreement, the aggregate base salary level for Mr. Vance is $298,008, which may be increased at the discretion of the Board of Directors of the Company and Heritage Bank or an authorized committee of the Boards. Mr. Vance may participate in performance-based or discretionary bonus programs for executive officers, subject to applicable government limitations (including but not limited to the limitations imposed by the Troubled Asset Relief Program (“TARP”)). Mr. Vance shall also be provided an automobile for business use, as determined by the committee.

Mr. Vance also is entitled to participate, to the same extent as executive officers of the Company and Heritage Bank generally, in all plans of the Company and Heritage Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, he also is entitled to be considered for benefits under all of the stock and stock option related plans in which the Company and Heritage Bank’s executive officers are eligible or become eligible to participate. Mr. Vance also is eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company or Heritage Bank’s executive officers, including but not limited to supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, physical examinations, financial planning and tax preparation services, except as limited or prohibited under TARP. Bonuses, equity-related compensation, and incentive compensation otherwise payable to Mr. Vance will be subject to the applicable TARP requirements while the Company and Heritage Bank are subject to TARP.

Compensation paid under the agreement is also subject to, and may be limited or restricted by, the Final Interagency Guidance on Sound Incentive Compensation Policies.

The agreement may be terminated by Mr. Vance if he is assigned duties inconsistent with his initial position, duties and responsibilities, or upon the occurrence of certain events. If Mr. Vance’s employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence (“Involuntary Termination”), the Company and Heritage Bank would be required to: (1) pay Mr. Vance an amount equal to two times his salary at the rate in effect at the time of his termination of employment, payable over the remaining term of the agreement (but not less than 12 months nor more than 24 months) (the “Involuntary Termination Payment Term”); (2) continue to provide to Mr. Vance and his eligible dependents and beneficiaries, for the Involuntary Termination Payment Term, substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) had he not experienced an Involuntary Termination (except that any such coverage shall cease if and when he is no longer covered under an insurance program made available by Heritage Bank to employees generally); and (3) pay to Mr. Vance any bonus or incentive compensation to which he has a legally binding right on the date of his Involuntary Termination. In addition, any equity awards granted to Mr. Vance by the Company that are subject to vesting, performance or target requirements shall be treated as if Mr. Vance satisfied such vesting, performance or target requirements as of the date of his Involuntary Termination. However, the ability of the Company and Heritage Bank to honor the terms of the agreement upon an Involuntary Termination may be limited by TARP.

The employment agreement also provides for a lump sum severance payment and other benefits if Mr. Vance experiences an Involuntary Termination within 12 months following a change in control of the Company. The value of the lump sum severance benefit is 2.99 times his “base amount”, as defined in Section 280G of the Internal Revenue Code. Mr. Vance and his eligible dependents and beneficiaries also would receive, for the Involuntary Termination Payment Term, substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) as he would have received had he not experienced an Involuntary Termination. In addition, any equity awards granted to Mr. Vance by the Company that are subject to vesting, performance or target requirements shall be treated as if Mr. Vance satisfied such vesting, performance or target requirements as of the date of his Involuntary Termination.

The payments described in the preceding two paragraphs are subject to the TARP requirements while the Company and Heritage Bank are subject to TARP, as well as the golden parachute payment restrictions of Section 280G of the Internal Revenue Code and other regulatory provisions.

The agreement also includes a noncompetition provision that restricts Mr. Vance, during the “noncompete period”, from becoming involved, directly or indirectly, with a competing business or serve, directly or indirectly, a competing business in any manner. However, Mr. Vance may acquire and own up to a one percent interest in a publicly held entity whose securities are listed on a national exchange, even if such entity is a competing business. A “competing business” is any financial institution or trust company that maintains a banking office in any county in which the Company, Heritage Bank or any of its affiliates maintain a banking office, including any start-up or other financial institution or trust company in formation. There are also confidentiality, nonsolicitation and nonraiding restrictions that apply during the noncompete period. For purposes of this paragraph, the “noncompete period” is the remaining term of the agreement (but not less than 12 months nor more than 24 months from the date of Mr. Vance’s termination of employment).

The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the form of employment agreement, a copy of which is furnished as Exhibit 10.1 and is incorporated herein by reference.

(B) Employment Agreement with President of Central Valley Bank

On December 3, 2010 (the “Effective Date”), the Company and its financial institution subsidiary, Central Valley Bank (“Central Valley”), entered into an employment agreement with D. Michael Broadhead, to continue as President of Central Valley. The material terms of this agreement are summarized below and a copy of the agreement is furnished as Exhibit 10.2 hereto and is incorporated herein by reference.

The initial term of the agreement is from the Effective Date until March 31, 2012. Thereafter, the agreement provides for a one-year term commencing on April 1, 2012. On each April 1 beginning on April 1, 2013, the term of the agreement will be extended for an additional year. The extension of any term of the agreement is subject to the following conditions: First, neither Mr. Broadhead nor the Company or Central Valley, has given notice to the other in writing at least 90 days prior to April 1 of each year, beginning on April 1, 2012, that the agreement shall not be extended further. Second, prior to the end of the then-current term, the Board of Directors of the Company or Central Valley, or an authorized committee of such Board of Directors, has explicitly reviewed and approved the extension.

Mr. Broadhead may, but is not required to, be appointed as a Director of the Company or Central Valley. If he is so appointed, and subsequently is no longer an officer of the Company or Central Valley, as the case may be, then he shall resign as a Director of the Company or Central Valley, as the case may be.

Under the employment agreement, the aggregate base salary level for Mr. Broadhead is $175,008, which may be increased at the discretion of the Board of Directors of the Company and Central Valley or an authorized committee of the Boards. Mr. Broadhead may participate in performance-based or discretionary bonus programs for executive officers, subject to applicable government limitations (including but not limited to the limitations imposed by the TARP. Mr. Broadhead shall also be provided an automobile for business use, as determined by the committee.

Mr. Broadhead also is entitled to participate, to the same extent as executive officers of the Company and Central Valley generally, in all plans of the Company and Central Valley relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, he also is entitled to be considered for benefits under all of the stock and stock option related plans in which the Company and Central Valley’s executive officers are eligible or become eligible to participate. Mr. Broadhead also is eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company or Central Valley’s executive officers, including but not limited to supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, physical examinations, financial planning and tax preparation services, except as limited or prohibited under TARP. Bonuses, equity-related compensation, and incentive compensation otherwise payable to Mr. Broadhead will be subject to the applicable TARP requirements while the Company and Central Valley are subject to TARP.

Compensation paid under the agreement is also subject to, and may be limited or restricted by, the Final Interagency Guidance on Sound Incentive Compensation Policies.

The agreement may be terminated by Mr. Broadhead if he is assigned duties inconsistent with his initial position, duties and responsibilities, or upon the occurrence of certain events. If Mr. Broadhead’s employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence (“Involuntary Termination”), the Company and Central Valley would be required to: (1) pay Mr. Broadhead his salary at the rate in effect at the time of his termination of employment, over a one-year period commencing on the date of his termination of employment (the “Involuntary Termination Payment Term”); (2) continue to provide to Mr. Broadhead and his eligible dependents and beneficiaries, for the Involuntary Termination Payment Term, substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) had he not experienced an Involuntary Termination (except that any such coverage shall cease if and when he is no longer covered under an insurance program made available by Central Valley to employees generally); and (3) pay to Mr. Broadhead any bonus or incentive compensation to which he has a legally binding right on the date of his Involuntary Termination. In addition, any equity awards granted to Mr. Broadhead by the Company that are subject to vesting, performance or target requirements shall be treated as if Mr. Broadhead satisfied such vesting, performance or target requirements as of the date of his Involuntary Termination. However, the ability of the Company and Central Valley to honor the terms of the agreement upon an Involuntary Termination may be limited by TARP.

The employment agreement also provides for a lump sum severance payment and other benefits if Mr. Broadhead experiences an Involuntary Termination within 12 months following a change in control of the Company. The value of the lump sum severance benefit is two times his salary as determined on the date of his termination of employment. Mr. Broadhead and his eligible dependents and beneficiaries also would receive, for the Involuntary Termination Payment Term, substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) as he would have received had he not experienced an Involuntary Termination. In addition, any equity awards granted to Mr. Broadhead by the Company that are subject to vesting, performance or target requirements shall be treated as if Mr. Broadhead satisfied such vesting, performance or target requirements as of the date of his Involuntary Termination.

The payments described in the preceding two paragraphs are subject to the TARP requirements while the Company and Central Valley are subject to TARP, as well as the golden parachute payment restrictions of Section 280G of the Internal Revenue Code and other regulatory provisions.

The agreement also includes a noncompetition provision that restricts Mr. Broadhead, during the “noncompete period”, from becoming involved, directly or indirectly, with a competing business or serve, directly or indirectly, a competing business in any manner. However, Mr. Broadhead may acquire and own up to a one percent interest in a publicly held entity whose securities are listed on a national exchange, even if such entity is a competing business. A “competing business” is any financial institution or trust company that maintains a banking office in any county in which Central Valley maintains a banking office, including any start-up or other financial institution or trust company in formation. There are also confidentiality, nonsolicitation and nonraiding restrictions that apply during the noncompete period. For purposes of this paragraph, the “noncompete period” is the one-year period commencing on the date of Mr. Broadhead’s termination of employment).

The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the form of employment agreement, a copy of which is furnished as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.

(d)	Exhibits:

The	following exhibits are being filed herewith and this list shall constitute the exhibit index:

10.1	Form of Employment Agreement by and between Heritage Financial Corporation and Heritage Bank and Brian L. Vance.

10.2	Form of Employment Agreement by and between Heritage Financial Corporation and Central Valley Bank and D. Michael Broadhead.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2010

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer